Exhibit 99.1

Loan Group 1

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
5.250	1	$430,837.00	0.11%	430,837.00	360	767	66.28
5.500	7	3,910,278.14	0.99	558,611.16	360	784	75.41
5.625	2	1,192,310.00	0.30	596,155.00	360	756	73.41
5.750	3	1,638,480.00	0.41	546,160.00	360	733	69.19
5.875	8	4,354,115.88	1.10	544,264.49	314	731	72.51
6.000	32	19,220,042.07	4.85	600,626.31	342	753	75.54
6.125	33	22,700,315.03	5.72	687,888.33	334	755	73.82
6.250	51	35,410,540.78	8.93	694,324.33	344	750	72.02
6.375	106	68,467,252.09	17.26	645,917.47	350	743	71.71
6.500	182	116,970,726.79	29.49	642,696.30	360	749	72.63
6.510	1	480,600.00	0.12	480,600.00	360	663	89.92
6.530	1	530,000.00	0.13	530,000.00	360	664	87.89
6.625	182	115,124,140.78	29.03	632,550.22	360	744	75.03
6.630	1	494,000.00	0.12	494,000.00	360	665	95.00
6.750	3	2,204,139.02	0.56	734,713.01	360	766	78.39
6.875	4	2,173,109.36	0.55	543,277.34	360	721	78.36
7.000	1	722,300.00	0.18	722,300.00	360	768	55.56
7.375	1	561,500.00	0.14	561,500.00	360	743	75.88
Total	619	$396,584,686.94	100.00%
_________
(1)
The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 1 (net of such premiums) was approximately 6.429% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans in loan group 1 was approximately 6.431% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
400,000.01 - 450,000.00	45	$19,727,139.94	4.97%	438,380.89	6.382	357	744	75.52
450,000.01 - 500,000.00	131	62,725,471.62	15.82	478,820.39	6.429	355	747	75.16
500,000.01 - 550,000.00	98	51,680,952.27	13.03	527,356.66	6.432	353	742	76.56
550,000.01 - 600,000.00	77	44,484,050.55	11.22	577,714.94	6.465	354	748	74.09
600,000.01 - 650,000.00	71	44,597,321.71	11.25	628,131.29	6.419	350	743	75.52
650,000.01 - 700,000.00	41	27,803,166.78	7.01	678,126.02	6.430	357	756	76.51
700,000.01 - 750,000.00	40	29,029,198.50	7.32	725,729.96	6.431	351	749	72.79
750,000.01 - 1,000,000.00	87	76,875,496.43	19.38	883,626.40	6.433	359	750	70.58
1,000,000.01 - 1,500,000.00	23	28,682,588.65	7.23	1,247,069.07	6.424	350	745	68.85
1,500,000.01 - 2,000,000.00	5	8,809,300.49	2.22	1,761,860.10	6.477	337	756	57.51
Above 2,000,000.00	1	2,170,000.00	0.55	2,170,000.00	6.250	360	713	70.00
Total	619	$396,584,686.94	100.00%
_________
(1) As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 1 was approximately $640,686.

FICO Credit Scores(1)(2)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
660 - 679	36	$20,640,384.69	5.20%	573,344.02	6.486	347	668	76.28
680 - 699	39	23,718,262.19	5.98	608,160.57	6.482	353	689	73.87
700 - 719	78	53,401,411.80	13.47	684,633.48	6.453	357	709	72.87
720 and Above	466	298,824,628.26	75.35	641,254.57	6.419	354	764	73.31
Total	619	$396,584,686.94	100.00%
__________
(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans in loan group 1 was approximately 747.
(2)
The FICO Credit Scores referenced in this table with respect to substantially all of the mortgage loans in loan group 1 were obtained from one or more credit reporting agencies in connection with the origination of such mortgage loan.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	22	$16,800,149.12	4.24%	763,643.14	6.413	348	752	40.00
50.01 - 55.00	22	16,741,036.93	4.22	760,956.22	6.483	356	738	52.62
55.01 - 60.00	21	17,055,461.17	4.30	812,164.82	6.431	330	760	57.65
60.01 - 65.00	39	27,106,670.51	6.84	695,042.83	6.411	360	745	63.04
65.01 - 70.00	61	39,363,850.44	9.93	645,309.02	6.381	352	748	68.49
70.01 - 75.00	50	32,217,720.79	8.12	644,354.42	6.393	343	738	73.22
75.01 - 80.00	382	235,263,378.67	59.32	615,872.72	6.440	357	749	79.69
80.01 - 85.00	5	2,751,606.36	0.69	550,321.27	6.303	338	745	84.09
85.01 - 90.00	10	5,497,006.52	1.39	549,700.65	6.594	360	685	89.23
90.01 - 95.00	7	3,787,806.43	0.96	541,115.20	6.549	360	717	93.80
Total	619	$396,584,686.94	100.00%
__________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans in loan group 1 was approximately 73.44%.
(2)	Does not take into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	20	$15,638,945.90	3.94%	781,947.30	6.425	347	754	39.55
50.01 - 55.00	20	14,297,536.93	3.61	714,876.85	6.476	355	744	52.67
55.01 - 60.00	18	15,155,242.98	3.82	841,957.94	6.456	338	764	57.70
60.01 - 65.00	39	27,557,873.73	6.95	706,612.15	6.431	357	741	61.67
65.01 - 70.00	57	36,834,850.44	9.29	646,225.45	6.387	351	746	67.94
70.01 - 75.00	46	30,215,138.94	7.62	656,850.85	6.373	342	737	72.36
75.01 - 80.00	214	135,016,645.63	34.04	630,918.90	6.404	355	754	79.17
80.01 - 85.00	21	12,409,706.36	3.13	590,938.40	6.466	355	763	80.57
85.01 - 90.00	109	67,084,124.28	16.92	615,450.68	6.492	357	739	80.33
90.01 - 95.00	41	23,804,165.59	6.00	580,589.40	6.482	360	736	81.46
95.01 - 100.00	34	18,570,456.16	4.68	546,189.89	6.438	359	738	79.28
Total	619	$396,584,686.94	100.00%
__________
(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the mortgage loans in loan group 1 was approximately 77.14%.
(2)	Takes into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
California	193	$118,547,935.08	29.89%	614,238.01	6.406	356	748	73.73
Florida	23	14,200,007.09	3.58	617,391.61	6.523	360	749	71.06
Illinois	14	10,389,874.80	2.62	742,133.91	6.428	355	753	77.88
Maryland	21	15,813,484.49	3.99	753,023.07	6.444	347	735	69.78
Massachusetts	20	11,814,053.61	2.98	590,702.68	6.476	349	741	73.17
New Jersey	34	21,993,110.35	5.55	646,856.19	6.431	356	744	71.36
New York	38	22,899,301.39	5.77	602,613.19	6.338	341	752	72.50
Texas	37	25,239,453.43	6.36	682,147.39	6.421	355	739	75.51
Virginia	60	38,285,654.87	9.65	638,094.25	6.391	354	755	74.81
Washington	24	15,658,975.21	3.95	652,457.30	6.521	360	759	76.28
Other (less than 2%)	155	101,742,836.62	25.65	656,405.40	6.464	352	743	72.77
Total	619	$396,584,686.94	100.00%
_________
(1)
The Other row in the preceding table includes 34 other states and the District of Columbia with under 2% concentrations individually.  As of the cut-off date, no more than approximately 1.231% of the mortgage loans in loan group 1 were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Refinance (Cash-Out)	100	$60,161,247.05	15.17%	601,612.47	6.454	345	721	69.61
Purchase	373	239,516,018.33	60.39	642,134.10	6.418	357	758	75.59
Refinance (Rate/Term)	146	96,907,421.56	24.44	663,749.46	6.447	351	735	70.49
Total	619	$396,584,686.94	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Low-rise Condominium	26	$14,315,344.21	3.61%	550,590.16	6.320	356	745	72.23
High-rise Condominium	1	686,400.00	0.17	686,400.00	6.625	360	797	80.00
Single Family Residence	386	247,361,046.06	62.37	640,831.73	6.454	352	743	73.20
2 - 4 Family Residence	4	2,804,700.00	0.71	701,175.00	6.562	360	768	75.38
Planned Unit Development	199	129,096,446.67	32.55	648,725.86	6.398	356	754	74.05
Cooperative	3	2,320,750.00	0.59	773,583.33	6.267	360	791	68.16
Total	619	$396,584,686.94	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	589	$377,315,331.58	95.14%	640,603.28	6.429	354	747	73.81
Secondary Residence	30	19,269,355.36	4.86	642,311.85	6.472	345	750	66.08
Total	619	$396,584,686.94	100.00%
__________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)	Weighted Average Original Term to Maturity (Months)
360	492	$312,023,256.00	78.68%	634,193.61	6.451	749	73.92	360
359	76	52,453,626.12	13.23	690,179.29	6.438	738	73.17	360
358	13	7,985,584.92	2.01	614,275.76	6.196	740	74.69	360
357	3	2,213,730.34	0.56	737,910.11	6.299	713	55.56	360
356	4	2,044,273.26	0.52	511,068.32	6.403	745	74.43	360
300	1	467,000.00	0.12	467,000.00	6.625	742	69.19	300
240	10	7,835,750.00	1.98	783,575.00	6.226	743	67.03	240
239	12	6,805,963.92	1.72	567,163.66	6.190	750	72.54	240
238	3	1,573,129.00	0.40	524,376.33	6.093	695	66.34	240
237	3	1,696,999.17	0.43	565,666.39	6.112	763	80.00	240
236	1	469,981.90	0.12	469,981.90	6.000	733	66.90	240
231	1	1,015,392.31	0.26	1,015,392.31	6.250	786	25.90	240
Total	619	$396,584,686.94	100.00%
_________
(1)           As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 was approximately 354 months.

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	445	$284,642,167.96	71.77%	639,645.32	6.427	351	747	72.28
120	174	111,942,518.98	28.23	643,347.81	6.439	360	746	76.39
Total	619	$396,584,686.94	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 1	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	599	$384,865,386.86	97.04%	642,513.17	6.425	354	747	73.44
60	20	11,719,300.08	2.96	585,965.00	6.614	360	736	73.28
Total	619	$396,584,686.94	100.00%

Loan Group 2

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
6.500	5	$3,314,227.81	1.02%	662,845.56	326	731	76.23
6.625	3	1,521,500.00	0.47	507,166.67	288	748	71.46
6.750	171	103,574,357.58	31.77	605,698.00	359	751	73.60
6.875	176	108,138,755.40	33.17	614,424.75	360	741	74.55
6.985	1	465,500.00	0.14	465,500.00	360	754	83.13
7.000	73	42,440,553.00	13.02	581,377.44	360	753	74.86
7.005	1	424,650.00	0.13	424,650.00	360	741	95.00
7.060	1	574,600.00	0.18	574,600.00	360	783	84.99
7.125	33	19,632,566.00	6.02	594,926.24	360	743	75.33
7.250	27	16,377,010.76	5.02	606,555.95	360	748	74.54
7.255	1	444,100.00	0.14	444,100.00	360	776	94.99
7.360	1	484,500.00	0.15	484,500.00	360	715	85.00
7.375	12	6,537,402.00	2.01	544,783.50	360	734	78.46
7.500	13	6,900,196.00	2.12	530,784.31	360	738	76.35
7.625	6	3,554,600.00	1.09	592,433.33	360	741	76.42
7.750	8	4,458,130.00	1.37	557,266.25	337	725	78.71
7.755	1	444,600.00	0.14	444,600.00	360	738	95.00
7.875	5	2,575,050.00	0.79	515,010.00	360	744	82.46
8.000	1	476,000.00	0.15	476,000.00	360	672	80.00
8.125	1	440,000.00	0.13	440,000.00	360	717	80.00
8.250	1	683,200.00	0.21	683,200.00	360	726	79.92
8.380	1	467,875.00	0.14	467,875.00	360	720	95.00
8.500	2	1,340,000.00	0.41	670,000.00	360	721	67.96
8.625	1	712,000.00	0.22	712,000.00	360	718	80.00
Total	545	$325,981,373.55	100.00%
_________
(1)
The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 2 (net of such premiums) was approximately 6.954% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans in loan group 2 was approximately 6.958% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
400,000.01 - 450,000.00	53	$23,185,276.06	7.11%	437,458.04	7.051	355	738	77.58
450,000.01 - 500,000.00	145	69,606,240.72	21.35	480,043.04	6.982	358	746	75.47
500,000.01 - 550,000.00	77	40,454,256.00	12.41	525,379.95	6.960	358	745	74.99
550,000.01 - 600,000.00	82	47,338,375.57	14.52	577,297.26	6.937	360	746	76.56
600,000.01 - 650,000.00	62	39,236,527.58	12.04	632,847.22	6.966	360	748	72.95
650,000.01 - 700,000.00	30	20,323,152.02	6.23	677,438.40	6.993	360	737	74.57
700,000.01 - 750,000.00	20	14,491,206.00	4.45	724,560.30	6.955	360	742	75.15
750,000.01 - 1,000,000.00	66	58,209,839.60	17.86	881,967.27	6.912	358	750	73.50
1,000,000.01 - 1,500,000.00	9	11,336,500.00	3.48	1,259,611.11	6.860	360	755	71.83
1,500,000.01 - 2,000,000.00	1	1,800,000.00	0.55	1,800,000.00	6.875	360	726	57.14
Total	545	$325,981,373.55	100.00%
_________
(1) As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 2 was approximately $598,131.

FICO Credit Scores(1)(2)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
660 - 679	27	$15,174,351.96	4.65%	562,013.04	7.085	360	669	78.51
680 - 699	28	15,687,953.81	4.81	560,284.06	6.821	353	690	76.70
700 - 719	84	50,453,456.00	15.48	600,636.38	6.999	359	709	75.60
720 and Above	406	244,665,611.78	75.06	602,624.66	6.950	359	761	74.23
Total	545	$325,981,373.55	100.00%
__________
(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans in loan group 2 was approximately 746.
(2)
The FICO Credit Scores referenced in this table with respect to substantially all of the mortgage loans in loan group 2 were obtained from one or more credit reporting agencies in connection with the origination of such mortgage loan.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	13	$8,388,700.00	2.57%	645,284.62	6.852	360	768	41.37
50.01 - 55.00	15	9,551,925.57	2.93	636,795.04	6.820	360	742	52.96
55.01 - 60.00	13	8,197,452.92	2.51	630,573.30	6.891	360	747	58.07
60.01 - 65.00	32	20,492,353.19	6.29	640,386.04	6.941	360	752	62.90
65.01 - 70.00	37	24,015,723.00	7.37	649,073.59	7.004	360	734	68.06
70.01 - 75.00	80	47,749,669.51	14.65	596,870.87	6.938	354	751	73.19
75.01 - 80.00	336	197,983,148.94	60.73	589,235.56	6.957	359	745	79.58
80.01 - 85.00	4	1,958,600.00	0.60	489,650.00	7.171	360	742	84.21
85.01 - 90.00	6	3,578,412.94	1.10	596,402.16	6.905	360	698	88.96
90.01 - 95.00	9	4,065,387.48	1.25	451,709.72	7.664	360	743	94.97
Total	545	$325,981,373.55	100.00%
____________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans in loan group 2 was approximately 74.76%.
(2)	Does not take into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	12	$7,838,700.00	2.40%	653,225.00	6.850	360	765	41.05
50.01 - 55.00	11	6,848,225.57	2.10	622,565.96	6.835	360	746	52.48
55.01 - 60.00	12	7,547,999.00	2.32	628,999.92	6.892	360	748	57.98
60.01 - 65.00	27	16,262,353.19	4.99	602,309.38	6.884	360	752	63.14
65.01 - 70.00	40	26,259,723.00	8.06	656,493.08	6.976	360	734	66.35
70.01 - 75.00	66	39,212,498.19	12.03	594,128.76	6.917	354	750	72.89
75.01 - 80.00	178	108,925,948.34	33.41	611,943.53	6.945	359	748	79.12
80.01 - 85.00	17	10,436,788.51	3.20	613,928.74	6.923	355	756	78.24
85.01 - 90.00	100	58,943,484.94	18.08	589,434.85	6.939	360	741	79.45
90.01 - 95.00	59	30,554,033.81	9.37	517,864.98	7.075	360	742	80.42
95.01 - 100.00	23	13,151,619.00	4.03	571,809.52	7.250	360	734	79.88
Total	545	$325,981,373.55	100.00%
_________
(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the mortgage loans in loan group 2 was approximately 79.24%.
(2)	Takes into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Arizona	20	$13,526,432.00	4.15%	676,321.60	6.990	360	751	71.42
California	162	95,694,609.58	29.36	590,707.47	6.915	358	746	74.28
Colorado	18	11,862,594.00	3.64	659,033.00	7.049	360	753	74.53
Florida	24	13,947,734.48	4.28	581,155.60	7.061	360	750	79.47
Illinois	18	10,567,050.90	3.24	587,058.38	7.048	360	768	75.01
Maryland	16	8,634,846.29	2.65	539,677.89	7.050	360	713	79.39
Massachusetts	13	7,768,559.94	2.38	597,581.53	7.031	360	746	77.95
New Jersey	17	9,744,683.82	2.99	573,216.70	6.972	360	745	74.77
New York	37	20,379,104.00	6.25	550,786.59	6.933	357	746	75.31
North Carolina	15	9,444,487.90	2.90	629,632.53	6.838	359	749	74.02
Oregon	14	8,176,100.00	2.51	584,007.14	6.905	353	731	72.62
Texas	30	19,335,238.76	5.93	644,507.96	6.927	360	733	74.72
Utah	11	7,216,310.00	2.21	656,028.18	6.971	360	759	75.01
Virginia	30	16,957,780.00	5.20	565,259.33	6.993	360	748	75.55
Washington	27	16,720,925.00	5.13	619,293.52	6.878	360	755	75.41
Other (less than 2%)	93	56,004,916.88	17.18	602,203.41	6.995	359	742	73.86
Total	545	$325,981,373.55	100.00%
_________
(1)
The Other row in the preceding table includes 25 other states and the District of Columbia with under 2% concentrations individually.  As of the cut-off date, no more than approximately 0.813% of the mortgage loans in loan group 2 were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Refinance (Cash-Out)	110	$65,043,145.23	19.95%	591,301.32	6.964	358	732	69.39
Purchase	325	192,933,018.83	59.19	593,640.06	6.954	359	751	77.43
Refinance (Rate/Term)	110	68,005,209.49	20.86	618,229.18	6.962	358	745	72.33
Total	545	$325,981,373.55	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Low-rise Condominium	28	$16,536,932.00	5.07%	590,604.71	6.915	359	751	75.71
Single Family Residence	356	212,623,303.47	65.23	597,256.47	6.951	359	744	74.28
2 - 4 Family Residence	4	2,343,000.00	0.72	585,750.00	6.910	360	759	71.95
Planned Unit Development	156	93,990,638.08	28.83	602,504.09	6.984	359	748	75.75
Cooperative	1	487,500.00	0.15	487,500.00	6.750	360	729	75.00
Total	545	$325,981,373.55	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	512	$306,513,368.61	94.03%	598,658.92	6.949	359	746	74.87
Secondary Residence	33	19,468,004.94	5.97	589,939.54	7.094	360	745	73.14
Total	545	$325,981,373.55	100.00%
_________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)	Weighted Average Original Term to Maturity (Months)
360	518	$310,422,386.72	95.23%	599,271.02	6.953	746	74.71	360
359	19	10,763,190.12	3.30	566,483.69	7.112	739	76.87	360
358	1	605,193.90	0.19	605,193.90	6.875	741	79.17	360
351	1	968,300.00	0.30	968,300.00	7.000	737	69.16	360
240	5	2,783,200.00	0.85	556,640.00	6.969	736	73.60	240
239	1	439,102.81	0.13	439,102.81	6.500	698	72.73	240
Total	545	$325,981,373.55	100.00%
___________
(1)    As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 was approximately 359 months.

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	331	$197,906,853.05	60.71%	597,905.90	6.940	358	744	74.41
120	214	128,074,520.50	39.29	598,479.07	6.986	360	748	75.30
Total	545	$325,981,373.55	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 2	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	535	$320,111,173.55	98.20%	598,338.64	6.955	359	746	74.77
36	1	476,000.00	0.15	476,000.00	8.000	360	672	80.00
60	9	5,394,200.00	1.65	599,355.56	7.038	360	736	73.68
Total	545	$325,981,373.55	100.00%

Loan Group 3

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
6.990	1	$432,000.00	0.51%	432,000.00	360	771	90.00
6.999	1	559,200.00	0.66	559,200.00	360	702	88.93
7.000	37	22,965,747.84	27.27	620,695.89	360	736	77.72
7.045	1	437,000.00	0.52	437,000.00	360	714	95.00
7.125	23	13,615,433.87	16.17	591,975.39	360	721	75.12
7.250	17	9,603,000.00	11.40	564,882.35	360	735	77.26
7.255	1	533,260.00	0.63	533,260.00	360	703	95.00
7.375	19	10,459,827.56	12.42	550,517.24	360	727	77.21
7.500	20	14,187,744.67	16.85	709,387.23	360	734	77.32
7.535	1	428,000.00	0.51	428,000.00	360	700	88.25
7.625	7	3,386,475.58	4.02	483,782.23	360	684	77.83
7.750	2	928,000.00	1.10	464,000.00	360	714	74.13
7.875	5	2,689,773.00	3.19	537,954.60	360	729	80.00
7.885	1	521,550.00	0.62	521,550.00	360	670	90.00
8.250	2	1,142,000.00	1.36	571,000.00	360	668	80.00
8.375	1	840,000.00	1.00	840,000.00	360	776	80.00
8.500	3	1,488,600.00	1.77	496,200.00	360	731	81.53
Total	142	$84,217,612.52	100.00%
_________
(1)
The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 3 (net of such premiums) was approximately 7.308% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans in loan group 3 was approximately 7.321% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
400,000.01 - 450,000.00	16	$6,964,285.00	8.27%	435,267.81	7.547	360	713	82.36
450,000.01 - 500,000.00	47	22,338,310.62	26.52	475,283.20	7.354	360	719	76.40
500,000.01 - 550,000.00	22	11,450,755.87	13.60	520,488.90	7.325	360	711	79.42
550,000.01 - 600,000.00	14	8,055,459.00	9.57	575,389.93	7.267	360	734	79.20
600,000.01 - 650,000.00	13	8,093,964.00	9.61	622,612.62	7.184	360	742	76.45
650,000.01 - 700,000.00	6	4,111,617.67	4.88	685,269.61	7.250	360	740	78.49
700,000.01 - 750,000.00	5	3,606,231.66	4.28	721,246.33	7.320	360	703	79.65
750,000.01 - 1,000,000.00	14	12,100,880.70	14.37	864,348.62	7.254	360	736	76.52
1,000,000.01 - 1,500,000.00	4	4,996,208.00	5.93	1,249,052.00	7.293	360	782	73.99
Above 2,000,000.00	1	2,499,900.00	2.97	2,499,900.00	7.500	360	730	78.12
Total	142	$84,217,612.52	100.00%
_________
(1) As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 3 was approximately $593,082.

FICO Credit Scores(1)(2)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
660 - 679	19	$9,892,618.66	11.75%	520,664.14	7.440	360	669	79.26
680 - 699	7	4,247,900.00	5.04	606,842.86	7.118	360	688	77.45
700 - 719	50	27,035,464.58	32.10	540,709.29	7.330	360	708	79.41
720 and Above	66	43,041,629.28	51.11	652,145.90	7.308	360	758	76.37
Total	142	$84,217,612.52	100.00%

__________
(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans in loan group 3 was approximately 728.
(2)
The FICO Credit Scores referenced in this table with respect to substantially all of the mortgage loans in loan group 3 were obtained from one or more credit reporting agencies in connection with the origination of such mortgage loan.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	1	$470,000.00	0.56%	470,000.00	7.250	360	806	43.52
50.01 - 55.00	2	910,000.00	1.08	455,000.00	7.188	360	736	54.72
55.01 - 60.00	2	1,225,760.70	1.46	612,880.35	7.000	359	731	59.11
60.01 - 65.00	3	2,619,750.00	3.11	873,250.00	7.386	360	763	63.40
65.01 - 70.00	10	5,594,000.00	6.64	559,400.00	7.228	360	732	67.79
70.01 - 75.00	14	8,675,175.87	10.30	619,655.42	7.181	360	740	74.23
75.01 - 80.00	97	58,433,815.95	69.38	602,410.47	7.342	360	726	79.51
80.01 - 85.00	2	1,036,000.00	1.23	518,000.00	7.000	360	691	82.16
85.01 - 90.00	5	2,372,750.00	2.82	474,550.00	7.778	360	714	88.57
90.01 - 95.00	6	2,880,360.00	3.42	480,060.00	7.362	360	702	95.00
Total	142	$84,217,612.52	100.00%
__________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans in loan group 3 was approximately 77.74%.
(2)	Does not take into account any secondary financing on the Mortgage Loans in loan group 3 that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	1	$470,000.00	0.56%	470,000.00	7.250	360	806	43.52
50.01 - 55.00	2	910,000.00	1.08	455,000.00	7.188	360	736	54.72
55.01 - 60.00	2	1,225,760.70	1.46	612,880.35	7.000	359	731	59.11
60.01 - 65.00	2	2,136,000.00	2.54	1,068,000.00	7.388	360	771	64.05
65.01 - 70.00	9	5,134,000.00	6.10	570,444.44	7.181	360	733	67.76
70.01 - 75.00	10	6,339,425.87	7.53	633,942.59	7.175	360	750	74.15
75.01 - 80.00	38	25,316,622.71	30.06	666,226.91	7.332	360	738	79.17
80.01 - 85.00	5	2,656,500.00	3.15	531,300.00	7.254	360	722	80.55
85.01 - 90.00	37	22,139,243.00	26.29	598,357.92	7.304	360	720	80.21
90.01 - 95.00	23	11,527,045.66	13.69	501,175.90	7.449	360	708	82.98
95.01 - 100.00	13	6,363,014.58	7.56	489,462.66	7.455	360	708	78.41
Total	142	$84,217,612.52	100.00%
__________
(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the mortgage loans in loan group 3 was approximately 83.58%.
(2)	Takes into account any secondary financing on the mortgage loans in loan group 3 that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Arizona	9	$6,327,846.67	7.51%	703,094.07	7.362	360	741	75.84
California	41	22,510,556.76	26.73	549,037.97	7.249	360	724	77.14
Colorado	8	4,821,380.56	5.72	602,672.57	7.266	360	762	75.85
Florida	8	4,415,268.00	5.24	551,908.50	7.210	360	721	74.33
Illinois	9	5,003,545.00	5.94	555,949.44	7.275	360	719	76.52
Maryland	7	3,278,112.00	3.89	468,301.71	7.399	360	701	82.56
Massachusetts	3	1,874,900.00	2.23	624,966.67	7.084	360	749	73.84
New Jersey	10	5,286,750.00	6.28	528,675.00	7.715	360	726	79.20
New York	8	7,240,070.00	8.60	905,008.75	7.445	360	726	77.80
Oregon	5	3,187,820.00	3.79	637,564.00	7.181	360	718	78.60
Pennsylvania	3	2,033,781.66	2.41	677,927.22	7.160	360	690	79.37
Texas	4	3,117,900.00	3.70	779,475.00	7.311	360	750	79.74
Virginia	6	3,478,823.00	4.13	579,803.83	7.417	360	730	79.09
Washington	4	2,102,347.87	2.50	525,586.97	7.085	360	747	74.17
Other (less than 2%)	17	9,538,511.00	11.33	561,088.88	7.377	360	726	80.85
Total	142	$84,217,612.52	100.00%
__________
(1)
The Other row in the preceding table includes 13 other states with under 2% concentrations individually.  As of the cut-off date, no more than approximately 2.968% of the mortgage loans in loan group 3 were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Refinance (Cash-Out)	30	$20,011,886.67	23.76%	667,062.89	7.346	360	726	73.88
Purchase	87	50,598,235.58	60.08	581,588.91	7.330	360	728	79.68
Refinance (Rate/Term)	25	13,607,490.27	16.16	544,299.61	7.250	360	728	76.21
Total	142	$84,217,612.52	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Low-rise Condominium	9	$4,262,958.00	5.06%	473,662.00	7.398	360	714	81.11
Single Family Residence	85	51,073,951.49	60.65	600,870.02	7.324	360	727	77.54
Planned Unit Development	47	28,427,903.03	33.76	604,849.00	7.299	360	732	77.56
Condominium Hotel	1	452,800.00	0.54	452,800.00	7.625	360	678	80.00
Total	142	$84,217,612.52	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	134	$77,974,500.52	92.59%	581,899.26	7.319	360	728	77.65
Secondary Residence	8	6,243,112.00	7.41	780,389.00	7.343	360	724	78.90
Total	142	$84,217,612.52	100.00%
_________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)	Weighted Average Original Term to Maturity (Months)
360	128	$76,262,204.56	90.55%	595,798.47	7.312	729	77.81	360
359	14	7,955,407.96	9.45	568,243.43	7.409	720	77.08	360
Total	142	$84,217,612.52	100.00%
__________
(1)    As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 3 was approximately 360 months.

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	73	$43,217,082.27	51.32%	592,014.83	7.239	360	731	77.38
120	69	41,000,530.25	48.68	594,210.58	7.408	360	725	78.12
Total	142	$84,217,612.52	100.00%

Prepayment Charge Period at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 3	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	142	$84,217,612.52	100.00%	593,081.78	7.321	360	728	77.74
Total	142	$84,217,612.52	100.00%

Loan Group 4

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
5.375	1	$736,206.18	1.03%	736,206.18	179	718	44.78
5.500	1	767,623.19	1.07	767,623.19	178	727	70.00
5.750	5	2,950,691.16	4.11	590,138.23	179	747	72.71
5.875	11	6,960,680.45	9.70	632,789.13	171	759	60.18
6.000	15	9,553,855.18	13.32	636,923.68	174	755	67.82
6.125	14	8,917,004.76	12.43	636,928.91	179	747	74.82
6.250	11	6,877,042.32	9.59	625,185.67	174	753	64.86
6.375	21	13,998,842.85	19.52	666,611.56	179	747	69.52
6.500	16	10,502,245.33	14.64	656,390.33	179	750	64.94
6.625	6	4,697,259.85	6.55	782,876.64	180	749	69.53
6.750	2	1,043,520.00	1.45	521,760.00	180	795	64.80
6.875	6	3,468,255.30	4.84	578,042.55	180	777	63.73
7.000	2	1,250,000.00	1.74	625,000.00	180	705	68.25
Total	111	$71,723,226.57	100.00%
_________
(1) As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 4 was approximately 6.263% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
400,000.01 - 450,000.00	10	$4,384,390.57	6.11%	438,439.06	6.296	180	743	72.15
450,000.01 - 500,000.00	21	10,194,662.39	14.21	485,460.11	6.305	179	753	62.75
500,000.01 - 550,000.00	12	6,280,872.81	8.76	523,406.07	6.312	174	745	73.39
550,000.01 - 600,000.00	17	9,887,486.07	13.79	581,616.83	6.206	179	733	70.98
600,000.01 - 650,000.00	12	7,517,399.00	10.48	626,449.92	6.234	180	771	66.31
650,000.01 - 700,000.00	8	5,452,100.24	7.60	681,512.53	6.359	172	757	66.36
700,000.01 - 750,000.00	10	7,330,987.21	10.22	733,098.72	6.139	179	748	65.51
750,000.01 - 1,000,000.00	16	14,037,478.43	19.57	877,342.40	6.228	175	750	67.81
1,000,000.01 - 1,500,000.00	5	6,637,849.85	9.25	1,327,569.97	6.384	179	766	64.14
Total	111	$71,723,226.57	100.00%
____________
(1) As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 4 was approximately $646,155.

FICO Credit Scores(1)(2)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
660 - 679	6	$3,232,016.58	4.51%	538,669.43	6.422	179	669	72.20
680 - 699	4	2,365,988.07	3.30	591,497.02	6.316	177	694	69.19
700 - 719	19	12,340,377.39	17.21	649,493.55	6.106	176	709	66.68
720 and Above	82	53,784,844.53	74.99	655,912.74	6.288	177	768	67.25
Total	111	$71,723,226.57	100.00%
_________
(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans in loan group 4 was approximately 751.
(2)
The FICO Credit Scores referenced in this table with respect to substantially all of the mortgage loans in loan group 4 were obtained from one or more credit reporting agencies in connection with the origination of such mortgage loan.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	16	$10,659,340.63	14.86%	666,208.79	6.177	176	752	39.84
50.01 - 55.00	4	2,291,808.90	3.20	572,952.23	6.210	179	732	53.22
55.01 - 60.00	12	8,312,215.51	11.59	692,684.63	6.557	173	766	57.51
60.01 - 65.00	5	4,091,054.65	5.70	818,210.93	6.251	179	760	63.74
65.01 - 70.00	15	9,240,133.77	12.88	616,008.92	6.120	179	754	68.36
70.01 - 75.00	10	7,424,653.36	10.35	742,465.34	6.238	174	742	73.49
75.01 - 80.00	47	28,570,094.21	39.83	607,874.34	6.265	179	748	79.54
85.01 - 90.00	2	1,133,925.54	1.58	566,962.77	6.375	177	759	89.77
Total	111	$71,723,226.57	100.00%
__________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans in loan group 4 was approximately 67.44%.
(2)	Does not take into account any secondary financing on the mortgage loans in loan group 4 that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	15	$10,039,340.63	14.00%	669,289.38	6.196	175	751	39.21
50.01 - 55.00	4	2,291,808.90	3.20	572,952.23	6.210	179	732	53.22
55.01 - 60.00	12	8,312,215.51	11.59	692,684.63	6.557	173	766	57.51
60.01 - 65.00	5	4,091,054.65	5.70	818,210.93	6.251	179	760	63.74
65.01 - 70.00	15	9,240,133.77	12.88	616,008.92	6.120	179	754	68.36
70.01 - 75.00	10	7,424,653.36	10.35	742,465.34	6.238	174	742	73.49
75.01 - 80.00	36	22,805,424.93	31.80	633,484.03	6.252	179	753	79.59
80.01 - 85.00	1	558,135.20	0.78	558,135.20	6.375	179	664	80.00
85.01 - 90.00	8	4,428,461.49	6.17	553,557.69	6.305	179	757	78.30
90.01 - 95.00	4	2,107,198.13	2.94	526,799.53	6.189	177	701	78.23
95.01 - 100.00	1	424,800.00	0.59	424,800.00	6.500	180	790	80.00
Total	111	$71,723,226.57	100.00%
_________
(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the mortgage loans in loan group 4 was approximately 68.78%.
(2)	Takes into account any secondary financing on the mortgage loans in loan group 4 that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Alabama	3	$1,685,733.24	2.35%	561,911.08	6.301	179	728	68.65
California	25	18,939,721.42	26.41	757,588.86	6.346	177	750	61.21
Connecticut	3	1,725,203.12	2.41	575,067.71	6.321	179	749	81.84
Florida	6	3,488,053.16	4.86	581,342.19	6.156	180	746	58.65
Georgia	2	1,597,892.54	2.23	798,946.27	6.298	180	739	74.87
Illinois	4	2,737,697.42	3.82	684,424.36	6.119	177	758	75.92
Maryland	4	2,251,563.23	3.14	562,890.81	6.201	179	764	63.10
Massachusetts	4	2,468,528.02	3.44	617,132.01	6.293	177	744	61.57
Nevada	2	1,988,588.94	2.77	994,294.47	6.189	180	730	70.91
New Jersey	4	2,274,797.72	3.17	568,699.43	6.184	179	755	67.56
New Mexico	5	2,899,289.25	4.04	579,857.85	6.199	179	765	75.11
North Carolina	5	2,513,032.89	3.50	502,606.58	6.248	180	780	72.64
Oklahoma	3	1,784,076.00	2.49	594,692.00	5.786	179	709	71.89
Oregon	3	1,720,284.82	2.40	573,428.27	6.159	179	750	74.04
Pennsylvania	4	2,231,310.45	3.11	557,827.61	6.305	179	738	62.72
Tennessee	3	1,604,175.06	2.24	534,725.02	6.230	179	789	78.12
Texas	11	7,577,945.89	10.57	688,904.17	6.332	175	751	74.54
Wisconsin	4	2,526,500.00	3.52	631,625.00	6.347	180	747	65.17
Other (less than 2%)	16	9,708,833.40	13.54	606,802.09	6.250	174	756	66.86
Total	111	$71,723,226.57	100.00%
_________
(1)
The Other row in the preceding table includes 14 other states with under 2% concentrations individually.  As of the cut-off date, no more than approximately 2.091% of the mortgage loans in loan group 4 were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Refinance (Cash-Out)	33	$21,031,201.25	29.32%	637,309.13	6.371	179	738	67.65
Purchase	55	35,657,609.70	49.72	648,320.18	6.238	179	761	71.54
Refinance (Rate/Term)	23	15,034,415.62	20.96	653,670.24	6.174	171	747	57.41
Total	111	$71,723,226.57	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Low-rise Condominium	7	$3,569,457.27	4.98%	509,922.47	6.369	179	750	75.53
Single Family Residence	72	47,236,725.36	65.86	656,065.63	6.228	177	747	66.55
Planned Unit Development	32	20,917,043.94	29.16	653,657.62	6.325	178	761	68.08
Total	111	$71,723,226.57	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	97	$63,743,610.93	88.87%	657,150.63	6.255	177	751	66.99
Secondary Residence	14	7,979,615.64	11.13	569,972.55	6.327	179	753	71.02
Total	111	$71,723,226.57	100.00%
_________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)	Weighted Average Original Term to Maturity (Months)
180	48	$29,799,212.00	41.55%	620,816.92	6.425	756	66.18	180
179	42	28,874,716.57	40.26	687,493.25	6.172	748	67.93	180
178	12	7,242,513.12	10.10	603,542.76	6.064	737	73.29	180
177	2	1,329,101.14	1.85	664,550.57	6.279	738	70.91	180
175	1	457,175.06	0.64	457,175.06	6.375	770	89.42	180
172	3	1,959,363.67	2.73	653,121.22	6.104	753	71.58	180
119	2	1,402,744.50	1.96	701,372.25	6.015	766	63.48	120
116	1	658,400.51	0.92	658,400.51	6.000	791	12.43	120
Total	111	$71,723,226.57	100.00%
_________
(1)      As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 4 was approximately 177 months.

Interest-Only Period at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	111	$71,723,226.57	100.00%	646,155.19	6.263	177	751	67.44
Total	111	$71,723,226.57	100.00%

Prepayment Charge Period at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans in Loan Group 4	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	111	$71,723,226.57	100.00%	646,155.19	6.263	177	751	67.44
Total	111	$71,723,226.57	100.00%